EXHIBIT 10(hh)



                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

                  AMENDMENT dated as of June 30, 1996 to the Credit Agreement dated as of March 13, 1996 among Exide Electronics Group, Inc. (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein, Morgan Guaranty Trust Company of New York, as Administrative Agent, and Bank of America Illinois, as Documentation Agent (as amended prior to the date hereof, the ("Credit Agreement").

                  The Borrower has requested, and the other parties hereto have agreed, to amend the Credit Agreement as set forth herein; and the parties hereto therefore agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                  SECTION 2.  Amendments.

                  (a) Definition of EBITDA. The definition of Consolidated EBITDA contained in Section 1.1 of the Credit Agreement is amended by renumbering clause (iv) therein as clause (v) and adding a new clause (iv) therein to read in full as follows:

         (iv) solely with respect to Consolidated Net Income determined for the Fiscal Quarter ended on or about March 31, 1996 and the Fiscal Quarter ended on or about June 30, 1996, the amount of one-time charges taken in connection with the Deltec Acquisition and set forth as a separate line item referred to as "Acquisition and Restructuring Expense" on the Borrower's consolidated statement of income for such periods (but in no event greater than $11,621,000 for the Fiscal Quarter ended on or about March 31, 1996 and $3,000,000 for the Fiscal Quarter ended on or about June 30, 1996),


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                  (b)  Fixed Charge Coverage Ratio Covenant.
Section 5.19 of the Credit Agreement is amended by replacing the ratios set forth in the table therein, solely for the Fiscal Quarters set forth below, with the following ratios (and the remainder of such table shall remain without amendment):

                           Fiscal Quarter            Ratio

                  Third Fiscal Quarter 1996          1.05:1
                  Fourth Fiscal Quarter 1996         1.45:1
                  First Fiscal Quarter 1997          1.30:1
                  Second Fiscal Quarter 1997         1.35:1
                  Third Fiscal Quarter 1997          1.55:1
                  Fourth Fiscal Quarter 1997         1.65:1

                  (c) Leverage Ratio Covenant. Section 5.20 of the Credit Agreement is amended by replacing the ratios set forth in the table therein, solely for the Fiscal Quarters set forth below, with the following ratios (and the remainder of such table shall remain without amendment) :

                           Fiscal Quarter            Ratio

                  Third Fiscal Quarter 1996          4.75:1
                  Fourth Fiscal Quarter 1996         4.25:1
                  First Fiscal Quarter 1997          4.15:1
                  Second Fiscal Quarter 1997         3.95:1
                  Third Fiscal Quarter 1997          3.60:1
                  Fourth Fiscal Quarter 1997         3.35:1

                  (d) Minimum EBITDA Covenant. Section 5.21 of the Credit Agreement is amended by replacing the amounts set forth in the table therein, solely for the periods set forth below, with the following amounts (and the remainder of such table shall remain without amendment):

                         Period                                 Amount

                  Third Fiscal Quarter 1996                   $11,000,000
                  Fourth Fiscal Quarter 1996                   31,000,000
                  First Fiscal Quarter 1997                    45,000,000
                  Second Fiscal Quarter 1997                   60,000,000
                  Third Fiscal Quarter 1997                    64,000,000
                  Fourth Fiscal Quarter 1997                   68,000,000

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

                  (a) no Default under the Credit Agreement has occurred and is continuing; and

                  (b) each representation and warranty of the Obligors contained in the Loan Documents are true on and as of the date of this Amendment.
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                  SECTION 4. Amendment Fee. Prior to the close of business on
July 29, 1996, the Borrower shall pay to the Agent for the account of each Lender that has delivered to the Agent, not later than 2:00 P.M. (New York City time) on July 29, 1996, a counterpart hereof duly executed by such Lender, an amendment fee in the amount of 0.25% multiplied by the sum of the amount of such Lender's Revolving Commitment plus the aggregate outstanding principal amount of such Lender's Term Loans, in each case on July 29, 1996.

                  SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall be effective as of the date first written above upon receipt by the Administrative Agent of (i) a duly executed counterpart copy hereof from the Borrower and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) receipt by the Agent of the fees referred to in Section 4 hereof, for the account of the Lenders referred to therein.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                            EXIDE ELECTRONICS GROUP, INC.
                                            /s/ MARTY R. KITTRELL
                                            Vice President & Chief Financial
                                             Officer

                                            MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK
                                            /s/ DOUGLAS CRUIKSHANK
                                            Vice President

                                            FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA
                                            /s/ T.M. MOLITOR
                                            Vice President

                                            BANK OF AMERICA ILLINOIS
                                            /s/ MICHAEL J. MCKENNEY
                                            Vice President

                                            NATIONSBANK, N.A.
                                            /s/ RICHARD G. PARKHURST, JR.
                                            Vice President

                                            ABN AMRO BANK, N.V.
                                            /s/ LARRY KELLY
                                            Group Vice President

                                            /s/ ROBERT BUDNEK
                                            Assistant Vice President

                                            BANQUE PARIBAS
                                            /s/ JOHN J. MCCORMICK, III
                                            Vice President

                                            /s/ MARY T. FINNEGAN
                                            Group Vice President

                                            BRANCH BANKING & TRUST COMPANY
                                            /s/ RICHARD E. FOWLER
                                            Senior Vice President

                                            BANQUE FRANCAISE DU COMMERCE
                                            EXTERIEUR
                                            /s/ BRIAN J. CUMBERLAND
                                            Assistant Treasurer

                                            CREDIT LYONNAIS NEW YORK BRANCH
                                            /s/ ATTILA KOC
                                            Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH
                                            /s/ ATTILA KOC
                                            Authorized
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                                            LTCB TRUST COMPANY
                                            /s/ SATORU OTSUBO
                                            Executive Vice President

                                            MERITA BANK LTD - GRAND CAYMAN
                                            BRANCH
                                            /s/ PENTTI MANSUKOSKI
                                            Senior Vice President

                                            /s/ ANU SEPPALA
                                            Vice President

                                            THE BANK OF TOKYO-MITSUBISHI LTD.
                                            /s/ RANDY SZUCH
                                            ATTORNEY-IN-FACT

                                            SOCIETE GENERALE
                                            /s/ RALPH SAHEB
                                            Vice President, Manager

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST
                                            /s/ BRIAN W. GOOD
                                            Vice President

                                            THE DAI-ICHI KANGYO BANK, LIMITED,
                                            ATLANTA AGENCY
                                            /s/ TOSHIAKI KURIHARA
                                            Joint General Manager

                                            THE FUJI BANK, LIMITED, ATLANTA
                                            AGENCY
                                            /s/ TOSHIHIRO MITSOL
                                            Vice President and Manager

                                            THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION
                                            /s/ PATRICIA LORET DE MOLA
                                            Senior Vice President

                                            THE YASUDA TRUST & BANKING CO.,
                                            LTD.
                                            /s/ MAKOTO TAGAWA
                                            Deputy General Manager

                                            SOUTHERN PACIFIC THRIFT & LOAN
                                            ASSOCIATION
                                            /s/ CHRIS KELLEHER
                                            Vice President